Exhibit 99.12

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                  NOVEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

          Class 5-A1....$    33.54533750    Class 5-M....$  0.68747090
          Class 5-A2....$     0.00000000    Class 5-B1...$  0.68747021
          Class 5-A3....$     0.00000000    Class 5-B2...$  0.68747216
          Class 5-A4....$     0.00000000    Class 5-B3...$  0.68747226
          Class 5-A5....$     0.68747099    Class 5-B4...$  0.68746691
          Class 5-A6....$    43.26973677    Class 5-B5...$  0.68747394
          Class 5-A7....$     0.00000000    Class 5-R....$  0.00000000
          Class 5-PO1...$     0.69982391
          Class 5-PO2...$     1.02390135

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

          Class 5-A1....$    32.51793609    Class 5-M....$  0.00000000
          Class 5-A2....$     0.00000000    Class 5-B1...$  0.00000000
          Class 5-A3....$     0.00000000    Class 5-B2...$  0.00000000
          Class 5-A4....$     0.00000000    Class 5-B3...$  0.00000000
          Class 5-A5....$     0.66641564    Class 5-B4...$  0.00000000
          Class 5-A6....$    41.94450376    Class 5-B5...$  0.00000000
          Class 5-A7....$     0.00000000    Class 5-R....$  0.00000000
          Class 5-PO1...$     0.67839023
          Class 5-PO2...$     0.99254207

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     iii) The  amount of such  distribution  to the  Certificateholders  of each class, allocable to Interest:

          Class 5-A1....$     5.75772669    Class 5-B1...$  6.22888708
          Class 5-A2....$     6.25000000    Class 5-B2...$  6.22888896
          Class 5-A3....$     6.25000000    Class 5-B3...$  6.22888708
          Class 5-A4....$     6.25000000    Class 5-B4...$  6.22888249
          Class 5-A5....$     6.22888759    Class 5-B5...$  6.22887183
          Class 5-A6....$     5.92683723    Class 5-R....$  0.00000000
          Class 5-A7....$     0.00000000    Class 5-S1...$  0.48093097
          Class 5-M.....$     6.22888844    Class 5-S2...$  0.85374808

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:      $       100,471.72

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:        $   455,912,353.71

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:                               1,706

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                       Class Certificate          Single
                                       Principal Balance   Certificate Balance
                                       -----------------   -------------------

          Class 5-A1...................$   27,686,675.20   $         887.69
          Class 5-A2...................$  201,185,712.00   $       1,000.00
          Class 5-A3...................$    6,100,000.00   $       1,000.00
          Class 5-A4...................$    1,950,000.00   $       1,000.00
          Class 5-A5...................$    9,892,460.07   $         995.93
          Class 5-A6...................$  187,748,350.88   $         905.02
          Class 5-A7...................$            0.00   $           0.00
          Class 5-PO1..................$      122,497.24   $         903.24
          Class 5-PO2..................$      496,502.13   $         993.72
          Class 5-M....................$    7,316,525.01   $         995.93
          Class 5-B1...................$    4,877,683.35   $         995.93
          Class 5-B2...................$    3,658,263.00   $         995.93
          Class 5-B3...................$    2,438,841.66   $         995.93
          Class 5-B4...................$      731,652.40   $         995.93

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          Class 5-B5...................$    1,707,190.77   $         995.93
          Class 5-R....................$            0.00   $           0.00
          Class 5-S1...................$  123,369,238.55   $         925.13
          Class 5-S2...................$  302,947,830.92   $         928.84

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.......................................$     333,896.57
          unpaid principal balance.........................$     333,896.57
          number of related mortgage loans.................               1

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
        *Number                   44   Principal Balance *$     12,368,063.60
               (2)  60-89 days
         Number                   17   Principal Balance  $      3,672,023.52
               (3)  90 days or more
         Number                    0   Principal Balance  $              0.00

          (b)  in foreclosure
         Number                    2   Principal Balance  $        535,266.05

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c):                    $              0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

             Class 5-S1: ........................   0.455059%
             Class 5-S2: ........................   0.329090%

          1.  Senior Percentage for such Distribution Date:         95.54205600%

          2.  Category A-Senior Percentage for such Distribution
              Date:                                                 10.03191600%

          3.  Category B-Senior Percentage for such Distribution
              Date:                                                 85.51014100%

          4.  Category A-Percentage for such Distribution Date:     10.50000000%

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          5.  Category B-Percentage for such Distribution Date:     89.50000000%

          6.  Group I Senior Percentage for such Distribution Date: 50.18031900%

          7.   Category A-Group I Senior Percentage for such
               Distribution Date:                                    7.90457900%

          8.   Category B-Group I Senior Percentage for such
               Distribution Date:                                   42.27574000%

          9.   Group II Senior Percentage for such Distribution
               Date:                                                45.36173700%

          10.  Category A-Group II Senior Percentage for such
               Distribution Date:                                    2.12733700%

          11.  Category B-Group II Senior Percentage for such
               Distribution Date:                                   43.23440100%

          12.  Category B-Group I Scheduled Distribution Percentage:85.51014100%

          13.  Category B-Group II Scheduled Distribution
               Percentage:                                           0.00000000%

          14.  Senior Prepayment Percentage for such Distribution
               Date:                                               100.00000000%

          15.  Category A-Senior Prepayment Percentage
               for such Distribution Date:                          10.50000000%

          16.  Category B-Senior Prepayment Percentage
               for such Distribution Date:                          89.50000000%

          17.  Group I Senior Prepayment Percentage for such
               Distribution Date:                                  100.00000000%

          18.  Category  A-Group  I  Senior   Prepayment   Percentage  for  such
               Distribution Date:                                   10.50000000%

          19.  Category  B-Group  I  Senior   Prepayment   Percentage  for  such
               Distribution Date:                                   89.50000000%

          20.  Group II Senior Prepayment Percentage for such
               Distribution Date:                                    0.00000000%

          21.  Category  A-Group  II  Senior  Prepayment   Percentage  for  such
               Distribution Date:                                    0.00000000%

          22.  Category  B-Group  II  Senior  Prepayment   Percentage  for  such
               Distribution Date:                                    0.00000000%

          23.  Junior Percentage for such Distribution Date:         4.45794400%

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          24.  Junior Prepayment Percentage for such Distribution
               Date:                                                 0.00000000%

          25.  Subordinate Certificate Writedown Amount for such
               Distribution Date:                                $         0.00

     * Due to a large servicing transfer in September 1997, the number of Mortgage Loans 30-59 days delinquent may be inflated due to borrowers sending monthly paymnets to the wrong location or delays by the Company loading the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date after transfer. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.